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                                   CORPORATION
                               SPECIAL WARRANTY DEED
                             (Oklahoma Statutory Form)

KNOW ALL MEN BY THESE PRESENTS:

     That FIRST AMERICAN TITLE & TRUST COMPANY, FORMERLY KNOWN AS SOUTHWEST TITLE & TRUST COMPANY, AS TRUSTEE OF THE OAKWOOD EAST LAND TRUST UNDER TRUST AGREEMENT DATED NOVEMBER 3, 1993, a corporation (Grantor), party of the first part, in consideration of the sum of Ten and No/100 dollars and other valuable consideration to It In hand paid, the receipt of which is hereby acknowledged does hereby grant, bargain, sell and convey unto VILLAGE AT OAKWOOD, L.L.C., an Oklahoma limited liability company, party of the second part, the following described real property and premises situate in Oklahoma County, State of Oklahoma, to-wit:


         SEE EXHIBIT "A", ATTACHED HERETO AND MADE A PART HEREOF FOR COMPLETE LEGAL DESCRIPTION '

together with tile improvements thereon and the appurtenances thereunto belonging, and warrant the title to the same.

TO HAVE AND TO HOLD said described premises unto the said party of the second part, its successors and assigns forever, free, clear and discharged of and from all former grants, charges, taxes, judgements, mortgages, and other liens and enccumbrances of whatsoever nature made or suffered to be made by Grantor, subject to easements and restrictive covenants of record and Less and Except all oil, gas and other minerals and all rights incident thereto.

Signed and delivered this 1st day of March 2001.



ATTEST: FIRST AMERICAN TITLE & TRUST COMPANY, FORMERLY KNOWN AS SOUTHWEST TITLE & TRUST COMPANY, AS TRUSTEE OF THE OAKWOOD EAST LAND TRUST UNDER
                                       TRUST AGREEMENT DATED NOVEMBER 3,1993.

/s/Marcia Chappelear                   By: /s/Betty J Cummins
------------------------------         -------------------------------------
Marcia Chappelear, Assistant Secretary Betty J. Cummins, Vice-President




                          CORPORATION ACKNOWLEDGMENT


STATE OF OKLAHOMA, COUNTY OF OKLAHOMA, SS,


This instrument was acknowledged before me on March 1, 2001, by Betty
J. Cummins, Vice-President of First American Title & Trust Company, as Trustee of the Oakwood East Land Trust under Trust Agreement dated Novermber 3, 1993.


                                     /s/Pamela R Taylor
                                    --------------------------------------
                                                             Notary Public


My commission expires:                      PAMELA R, TAYLOR
                           [Notary          Canadian County
                            Seal]     Notary Public, In and for
                                           State of Oklahoma
/s/July 20,2004                    My commission expires July 20, 2004.
-----------------
(SEAL)

                                   EXHIBIT "A'



A part of the Northwest Quarter (NW/4) of Section Eight (8), Township Eleven (11) North, Range One (1) West of the Indian Meridian, Oklahoma County, Oklahoma, being more particularly described as follows: COMMENCING at the Northwest corner of said NW/4; Thence North 89'59'27' East along the North line of said NW/4 a distance of 1910.01 feet to the POINT OF BEGININNG; Thence continuing North 89'59'27" East along said North line a distance of 415.00 feet; Thence South 00'00'33" East and perpendicular to the North line of said NW/4 a distance of 670.00 feet; Thence South 89'59'27" West and parallel with the North line of said NW/4 a distance of 415.00 feet; Thence North 00"00'33" West a distance of 670.00 feet to the POINT OR PLACE OF BEGINNING,

                                                              /s/KLA
                                                              /s/MS
                                                              /s/CTA
                                                              /s/KLA
                           PROMISSORY NOTE
                                                    March 6  ,2001
$350,000.00                                        ----------
Note #5307759-0001                                   (Date)




         FOR VALUE RECEIVED, the undersigned VILLAGE AT OAKWOOD, L.L,C., an Oklahoma limited liability company ("Maker"), hereby promises to pay to the order of BANK OF OKLAHOMA, N. A., it national banking association ("BOK"), at its office located at 9520 North May Ave., Oklahoma City, Oklahoma 73120, or at such other place as may be designated in writing by the holder of this Promissory Note ("Note"), the principal sum of Three Hundred Fifty Thousand and No/100 Dollars ($350,0OO.00), or so much thereof as shall be disbursed hereunder, together with interest thereon at the rates specified in this Note, payable as set forth herein.

         As used in this Note, the following terms shall have the meanings indicated for each:

   (a) "Mortgage" shall mean the certain Mortgage (With Power of Sale), Security Agreement and Financing Statement of even date herewith executed by Maker for the benefit of BOK, recorded in the real property records of Oklahoma County, Oklahoma, and securing payment of this Note.

   (b) "Event of Default shall have the meaning ascribed to such term in the Mortgage, which includes, without limitation, a default in payment or performance under this Note.

   (c) "Interest Rate" shall mean the lesser of (i) the per annum rate of interest designated as the "Prime Rate" (hereinafter defined) plus one-half of one percent (1/2%) adjusted as of the date of any change therein, or (ii) the highest lawful rate of interest; provided, however, upon the occurrence of an Event of Default, at the option of the bolder of this Note, Interest shall interest shall accrue at die after-default rate of interest hereafter specified.

   (d) "Maturity Date" shall mean October 10, 2001, or such earlier date on which the entire unpaid principal balance of this Note shall be paid or required to be paid in full, whether by prepayment. acceleration or otherwise.

   (e) "Prime Rate" shall mean the per annum rate of interest (expressed as a percentage) formally designated by Chase Manhattan Bank, or its successor, from time to time as its "Prime Rate" for the guidance of its loan officers, after taking into consideration such factors as Chase Manhattan Bank, may from time to time consider appropriate, in its sole discretion, whether or not such prime rate is actually charged and whether or not a lower or better rate of interest is charged to certain customers or borrowers, The Prime Rate is a reference or index rate and it is not necessarily the best rate offered by Chase Manhattan Bank or any other financial institution. If Chase Manhattan Bank ceases to announce or recognize a Prime Rate, then the holder of this Note shall have the right to designate an acceptable alternative reference or index rate for use as the Prime Rate.

   (f) "Loan Commitment Fee" shall mean the fully earned, non-refundable loan commitment fee in the amount of Eight Hundred Seventy-five and No/100 Dollars ($875.00) payable to BOK by Maker at the time this
         Note is executed.

         If not sooner paid, the unpaid principal balance of this Note and all unpaid, accrued interest thereon shall be due and payable on the Maturity Date, Interest due under this Note shall be calculated on the unpaid principal to the date of each installment paid, and each payment of principal and interest made hereunder shall be credited first to the discharge of interest, and the balance shall be credited to the unpaid principal sum.
All payments of interest shall be computed on the per annum basis of a year consisting of three hunderd sixty (360) days and for the actual number of days elapsed (including the first day, but excluding the last if payment is received by the holder of this Note by 1:00 p.rn, central daylight time or central standard time, whichever is applicable).

         While any Event of Default exists in the making of any of the payments herein provided to be made, or in the preformance or observance of any of the terms, covenants or conditions of this Note, the Mortgage or of any instrument now or hereafter securing payment of the indebtedness evidenced by this Note, at the option of the holder of this Note, in its sole discretion, the entire unpaid principal balance hereof shall bear interest at the rate per annum equal to the lesser of (i) the Prime Rate, adjusted as of the date of any change therein, plus five percent (5%) per annum. but not less than eighteen percent (18%) per annum in any event or (ii) the highest lawful rate of interest from the date of such Event of Default until paid. During the existence of any such Event of Default, the holder of This Note may apply payments received on any amounts due hereunder, or under the terms of any instrument now or hereafter evidencing or amounts due hereunder, or under the terms of any instrument now or hereafter evidencing or securing such indebtedness, as the holder may determine, and if the holder of this Note so elects, notice of election being expressly waived, the principal hereof remaining unpaid, together with accrued interest, shall at once become due and payable, Any and all additional interest which has accrued at the rate provided in this paragraph shall be due and payable at the time of, and as a condition precedent to, the curing of any Event of Default.

         The holder of this Note may collect a late charge not to exceed an amount equal to five percent (5%) of the aggregate monthly or quarterly (as the case may be) installment of interest or of principal and interest which is not paid within ten (10) days from the due date thereof, for the purpose of covering the extra expenses involved in handling delinquent installments. This late charge provision shall not be applicable in the event the holder hereof, at its option, elects to receive increased interest as provided in the preceding paragraph.

         All sums called for, payable, or to be paid hereunder shall be paid in lawful money of the United States of America, which, at the time of payment, is legal tender for the payment of public, and private debts therein.

         This Note may be prepaid in whole or in part without penalty upon not less than five (5) business days advance written notice to the holder of this Note.

         All agreements between Maker and the holder of this Note are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount of interest or loan finance charge contracted for, charged or received by the holder of this Note exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under applicable federal or state law which a Court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto, It is the intention of Maker and the holder of this Noto to conform strictly to applicable usury laws from time to time in force, and all agreements between Maker and the holder of this Note. whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity hereof or otherwise, shall the amount paid or agreed to be paid to the holder of this Note, or collected by the holder of this Note, for the use. forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Mortgage or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provisions hereof or of the Mortgage or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed or permitted by law, including judicial determination, then. the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the holder of this Note hereby shall ever receive an amount deemed interest by applicable law which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Maker or to any other person entitled thereto. All sums contracted for. charged or received by the holder of this Note for the use, forbearance or detention of the indebtedness of Maker evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the holder of this Note and Maker and any endorser or guarantor of this Note.

         Payment of this Note is secured, without limitation, by the Mortgage, which covers real, and personal property locate in Oklahoma County, Oklahoma, An Event of Default under the Mortgage or any other document securing or relating to this Note shall constitute an Event of Default under this Note. THIS NOTE SHALL BE COVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

         Upon the occurrence or existence of any Event of Default for which the holder or this Note intends to take legal action if not promptly cured, the holder of this Note will give the Maker written notice of the Event nf Default and ten (1O) days from the date of such notice to cure the Event of Default to the reasonable satisfaction of the holder; provided, however, (a) the holder shall not be obligated to give notice or opportunity to cure more than three (3) Events of Default pet year which involve Maker's failure to make any payments required by this Note, (b) the holder shall not be required to give the Maker notice of an Event of Default which results from the Maker's voluntary bankruptcy, assignment for the benefit of creditors or other similar action, and (c) the holder of this Note may, at its option and without notice of any type, decline to make further advances hereunder upon the occurrence of an Event of Default until such Event of Default is cured to the satisfaction of the holder hereof.
if the Event of Default is not cured to the reasonable satisfaction of the holder of this Note within the applicable cure period, the holder hereof may, without further notice, declare the entire unpaid principal balance of this Note and all unpaid, accrucd interest on this Note and all other obligations of the Maker to the holder of this Note, whether direct or indirect, absolute or contingent, now existing or hereafter arising, immediately due and payable, without further notice or demand, and the Maker shall pay all such sums and other obligations. Further, upon the occurrence or existence of any such Event of Default, the holder of this Note shall be entitled to exercise any or all remedies provided or referenced in this Note, the Mortgage or any other instrument or agreement evidencing, securing or relating to the indebtedness evidenced by this Note and any other rights and remedies under state or federal law. Failure to exercise any such rights and remedies upon any Event of Default shall not constitute a waiver of any rights in the event of any subsequent Event of Default. If this Note is placed in the hands of an attorney for collection or if collected through the probate court, bankruptcy court, or by any other legal or judicial proceedings, the Maker agrees and is obligated to pay, in addition to the sums referred to above, the reasonable attorneys' fees of the holder of this Note, together with all court costs and other expenses paid by such holder.

         The Maker, endorsers, sureties, guarantors and all other parties who may become liable for all or any part of this Note severally waive demand, presentment, notice of dishonor. protest, notice of protest, notice of nonpayment, notice of intent to accelerate, notice of acceleration of the maturity of this Note and consent to: (a) any and all extensions of time for any term or terms regarding any payment due under this Note, including partial payments or renewals before or after maturity (b) changes in interest rates as provided in this Note: (c) any substitutions or release of collateral; and (d) the addition, substitution or release of any party liable for payment of this Note,

         All notices provided for herein shall be personally delivered or sent by certified or registered United States mail, return receipt requested, with the proper amount of postage affixed thereto, addressed as follows:

         To Maker:                 Village at Oakwood, L.L.C.
                                   6125 Arrowhead NE
                                   Piedmont, Oklahoma 73078
                                   Attention: Kendall L. Aduddell

         To Holder;                Bank of Oklahoma, N. A.
                                   9520 North May Avenue
                                   Oklahoma City, OK 73120
                                   Attention: Glenn G Floresca

Or at such other address or addresses as the Maker and the holder of this Note may designate in writing by notice to the other party, given in the manner hereinabove described.

The records of the holder of this Note shall be prima facie evidence of the amount due hereunder,

         This note is given to evidence an obligation incurred for business purposes and not for personal or agricultural purposes.

         This Note may not be terminated orally, but only by a discharge in writing and signed by the party who is the owner and holder of this Note at the time enforcement of any discharge is sought.

         Signed and delivered as of the date set forth above.


"MAKER"                                VILLAGE AT OAKWOOD, L.L.C.,
                                       an Oklahoma limited liability Company

                                       By: /s/Kendall L Aduddell
                                       -----------------------------------
                                          Kendall L. Aduddell, Sr. Member


                                       By: /s/Kendall L Aduddell
                                       -----------------------------------
                                          Kendall L. Aduddell, Jr. Member

                                       By: /s/Curtis T Aduddell
                                       -----------------------------------
                                          Curtis T Aduddell, Member

                                       By: /s/Gary L Shavers
                                       -----------------------------------
                                           Gary L. Shavers, Member

[BOK LOGO] BANK OF OKLAHOMA N.A.

Commercial Real Estate Department
Commerce Banking Center
9520 North May Avenue
Oklahoma City, Oklahoma 73120

                                          Glenn G. Floresca Sr. Vice President
                                          PH:  405/938-3954
                                          FAX: 405//936-3984


March 5, 2001

Mr. Kendall L. Aduddell, Sr.
Mr. Kendall L. Aduddcll, Jr.
Mr. Curtis T. Adtiddell
Mr, Gary L. Shavers
6125 Arruwhcud NE
Piedmont, Oklahoma 73078


                  REF:  $350,000.00 Land Loan from Bank of Oklahoma, N.A..

Gentlemen:

Attached for execution is a Promissory Note, individual Guaranty Agreements, and a Mortgage (With Power of Sale), Security Agreement and Financing Statement pertaining to a $350,000.00 extension of credit to Village at Oakwood, L.L.C., for the purchase of a tract of land in Midwest City, Oklahoma. Listed below are the specific terms and conditions of the extension of credit. Prior to any advancement under the Promissory Note, you must agree to the terms and conditions listed herein and acknowledge such by your signature below.

BORROWER Village at Oakwood, L.L.C., an Oklahoma limited liability company

LENDER               Bank of Oklahoma, N.A,

CREDIT FACILITIY     $350,000.00 Promissory Note (the "Note")

MATURITY             October 10, 2001

RATE/FEES            One-half of one percent (1/2%) abovc the Chase Manhattan
                     Bank Prime Rate ("Prime Rate") as recognized by Lender, changing as of the date of any announced change in the Prime Rate. A Loan Commitment Fee of $875.00 will be assessed at the time the Note is closed.

REPAYMENT            The principal balance outstanding and all accrued, unpaid
                     interest shall be due and payable at the maturity of the Note.

                     In the event Borrower desires Lender to renew the Note at maturity, Borrower shall (i) provide evidence satisfactory to Lender that the loan amount is not greater than Eighty percent (80%) of the appraised value of the property, or
                     (ii) make a reduction to the outstanding principal balance of the Note in the minimum amount of Seventy thousand Dollars ($70,000.00). The foregoing does not constitue an agreement or

Village at Oakwood, LLC
03/05/01

                     obligation of Lender to renew the NOTE at maturity but Provides the requirements under which Lender may consider a renewal of the Note.

COLLATERAL           First lien mortgage on an approximately 6.38 acre tract
                     of land located at SE 15th Street and Westminister in Midwest City, Oklahoma County, Oklahoma.

GUARANTORS           Kendall L, Aduddell, Sr.; Kendall L. Aduddell, Jr., and
                     Gary L, Shavers shall guarantee the total indebtedness of Borrower to Lender.

FINANCIAL COVENANT   During the term of the Note, the Guarantors, on an
                     aggregate basis, shall maintain liquid assets of not less than Three Hundred Fifty Thousand and No/100 Dollars
                     ($350,000.00).

Please sign this Letter Agreement and the other loan documents where indicated indicating your agreement to the foregoing terms and conditions.


                                             Sincerely,
                                        BANK OF OKLAHOMA, N.A.

                                             /s/Glenn G Floresca

                                             Glenn G.  Floresca
                                             Sr.  Vice President






Accepted and agreed to this   6th    day of March, 2001.
                           ---------


BORROWER                             VILLAGE, AT OAKWOOD, L.L.C.,
                                     an Oklahoma limited liability company





                                     By  /s/Kendall L Aduddell
                                       -------------------------------
                                         Kendall L. Aduddell, Sr., Member


                                     By  /s/Kendall L Aduddell Jr.
                                       -------------------------------
                                         Kendall L. Adudell, Jr., Member


                                     By  /s/Curtis T Aduddell
                                       -------------------------------
                                         Curtis T. Adudell, Member


                                     By  /s/Gary L Shavers
                                       -------------------------------
                                         Gary L Sravers, Member


GUARANTORS
                                     By  /s/Kendall L Aduddell
                                       -------------------------------
                                         Kendall L. Aduddell, Sr., Member

Village at Oakwood, LLC
03/05/01

                                     By  /s/Kendall L Aduddell Jr.
                                       -------------------------------
                                         Kendall L. Adudell, Jr., Member


                                     By  /s/Curtis T Aduddell
                                       -------------------------------
                                         Curtis T. Adudell, Member


                                     By  /s/Gary L Shavers
                                       -------------------------------
                                         Gary L Sravers, Member